                                                                    EXHIBIT 99.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, James B. Hawkins, certify, to the best of my knowledge, that based upon a review of the Annual Report on Form 10-K of Invivo Corporation, for the twelve months ended June 30, 2002 (the "Form 10-K"), the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Invivo Corporation, Inc. for the annual period covered by the Form 10-K.

Date: September 27, 2002             By:/s/ James B. Hawkins
                                     ------------------------



                                     President and Chief Executive Officer,
                                     Invivo Corporation


        I, John F. Glenn, certify, to the best of my knowledge, that based upon a review of the Form 10-K, the Form 10-K fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Invivo Corporation, Inc. for the annual period covered by the Form 10-K.

Date: September 27, 2002             By:/s/ John F. Glenn
                                     ------------------------



                                     Vice President and Chief Financial Officer,
                                     Invivo Corporation